Williams Controls Reports First Quarter 2010 Results

PORTLAND, OR -- (Marketwire - January 28, 2010) - Williams Controls, Inc. (the "Company") (NASDAQ: WMCO) today announced financial results for its first quarter ended December 31, 2009.

Net sales for the quarter were $11,709,000, up 9.5% from the $10,691,000 reported in the first quarter of fiscal 2009 and up 11.7% from fourth quarter fiscal 2009 sales of $10,543,000. The Company generated net income of $396,000, or $0.05 per diluted share in the first quarter of fiscal 2010, compared to a net loss of $841,000, or $0.11 per diluted share in same quarter of last year. Included in the first quarter fiscal 2009 results was a $317,000, or $0.04 per diluted share non-cash charge to the carrying value of marketable securities.

Sales volumes have improved steadily since the third fiscal quarter of 2009 as markets have shown some improvement in all regions and across most product lines. The largest improvement has been in Europe where sales to truck customers more than doubled over the fourth quarter, with significant volume going to Russia. Sales to NAFTA truck OEM's were up 13% from the fourth quarter. World-wide off-road sales were up 17% over the fourth quarter, with new volume coming from a major Chinese off-road customer. Asian truck OEM sales were down 4% compared to the fourth quarter, although this appears to be primarily a result of timing as sales were up 11% over the third quarter of fiscal 2009 and up 132% from the first quarter of fiscal 2009.

Operating income was $527,000 in the first quarter of fiscal 2010, a $1,436,000 increase from the 2009 first fiscal quarter operating loss of $909,000 and a $396,000 increase over the fourth quarter 2009 operating income of $131,000. In addition to the margins created by the higher sales levels, continuation of cost controls, including salary reductions, in the first quarter contributed to the improved margins.

Commenting on the first quarter results Patrick W. Cavanagh, Williams Controls' President and Chief Executive Officer, stated, "We are optimistic that the worst of the economic downturn that plagued the industry last year appears to be behind us. Sales have improved in essentially all geographic regions for the second quarter in a row, and are 39% higher than the third quarter of last year." He continued, "It is possible that we could see some short-term reduction in NAFTA OEM sales in the second half of our fiscal year due to the emission pre-buy in the first part of 2010." He concluded, "Over the last year we have won new business, made measurable progress in several areas including new product development and quality while aggressively managing costs and using our debt-free balance sheet to strengthen our market position."

Williams Controls will hold an investor conference call at 4:15 P.M. Eastern Time on Thursday, January 28, 2010 to provide an overview of the first quarter of fiscal 2010 financial performance and business highlights. You are invited to listen to the conference call by dialing 1-888-665-2348 (domestic) or 1-706-643-4013 (international). Participants should call prior to the start time to allow for registration. The conference access code is 52299764. An audio replay will be available by telephone through February 28, 2010. The telephone number to access the replay is 1-800-642-1687 (domestic) and 1-706-645-9291 (international). The access code will be 52299764.

ABOUT WILLIAMS CONTROLS

Williams Controls is a leading global designer and manufacturer of Electronic Throttle Control Systems ("ETCs") for the heavy truck, bus and off-road markets. Williams Controls is headquartered in Portland, Oregon and employs more than 200 people worldwide at locations in North America, Europe, and Asia. For more information, visit Williams Controls' website at www.wmco.com.

The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings. Some of these factors include the length and severity of any economic downturns affecting the operations of the Company or any of its business operations, competition, the Company's ability to attract and retain qualified management and to maintain positive labor relations with our collective bargaining employees, and the ability of the Company to successfully identify and implement any strategic alternatives. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any intent or obligation to update these forward-looking statements.

                       Williams Controls, Inc.
     Unaudited Condensed Consolidated Statements of Operations
     (Dollars in thousands, except share and per share amounts)

                                             Three month     Three month
                                             period ended    period ended
                                             December 31,    December 31,
                                                2009             2008
                                             (unaudited)      (unaudited)
                                            --------------  --------------
Net sales                                   $       11,709  $       10,691
                                            --------------  --------------
Cost of sales                                        8,123           8,137
                                            --------------  --------------
Gross profit                                         3,586           2,554
                                            --------------  --------------
Research and development expense                     1,056           1,146
                                            --------------  --------------
Selling expense                                        658             651
                                            --------------  --------------
Administration expense                               1,345           1,666
                                            --------------  --------------
Operating income (loss)                                527            (909)
                                            --------------  --------------
Interest income                                         (4)            (13)
                                            --------------  --------------
Interest expense                                         5               5
                                            --------------  --------------
Loss on impairment of investments                        -             317
                                            --------------  --------------
Other expense, net                                       7              87
                                            --------------  --------------
Income (loss) before income taxes                      519          (1,305)
                                            --------------  --------------
Income tax (benefit) expense                           123            (464)
                                            --------------  --------------
Net income (loss)                           $          396  $         (841)
                                            --------------  --------------
Earnings (loss) per share information:
                                            --------------  --------------
Basic -
                                            --------------  --------------
Net income (loss) per common share          $         0.05  $        (0.11)
                                            --------------  --------------
Weighted average shares used in per share
 calculation - basic                             7,271,065       7,463,409
                                            --------------  --------------
Diluted -
                                            --------------  --------------
Net income (loss) per common share          $         0.05  $        (0.11)
                                            --------------  --------------
Weighted average shares used in per share
 calculation - diluted                           7,375,680       7,463,409
                                            --------------  --------------

                                            --------------  --------------

                         Williams Controls, Inc.
              Unaudited Condensed Consolidated Balance Sheets
                          (Dollars in thousands)

                                             December 31,    September 30,
                                                 2009            2009
                                              (unaudited)     (unaudited)
                                            --------------  --------------
                 Assets
                                            --------------  --------------
Current Assets:
                                            --------------  --------------
  Cash and cash equivalents                 $        9,045  $        9,245
                                            --------------  --------------
  Short-term investments                               393             286
                                            --------------  --------------
  Trade accounts receivable, net                     7,010           6,677
                                            --------------  --------------
  Other accounts receivable                          1,426           1,509
                                            --------------  --------------
  Inventories                                        5,632           5,539
                                            --------------  --------------
  Deferred income taxes                                540             579
                                            --------------  --------------
  Prepaid expenses and other current
   assets                                              817             269
                                            --------------  --------------
    Total current assets                            24,863          24,104
                                            --------------  --------------

                                            --------------  --------------
Property, plant and equipment, net                   8,740           8,893
                                            --------------  --------------
Deferred income taxes                                3,032           3,019
                                            --------------  --------------
Other assets, net                                      342             368
                                            --------------  --------------
    Total assets                            $       36,977  $       36,384
                                            --------------  --------------

                                            --------------  --------------
   Liabilities and Stockholders' Equity
                                            --------------  --------------
Current Liabilities:
                                            --------------  --------------
  Accounts payable                          $        3,351  $        2,990
                                            --------------  --------------
  Accrued expenses                                   4,068           4,492
                                            --------------  --------------
  Current portion of employee benefit
   obligations                                         225             225
                                            --------------  --------------
    Total current liabilities                        7,644           7,707
                                            --------------  --------------

                                            --------------  --------------
Long-term Liabilities:
                                            --------------  --------------
  Employee benefit obligations                       8,305           8,297
                                            --------------  --------------
  Other long-term liabilities                          295             290
                                            --------------  --------------

                                            --------------  --------------
Stockholders' Equity:
                                            --------------  --------------
  Preferred stock                                       -               -
                                            --------------  --------------
  Common stock                                          73              73
                                            --------------  --------------
  Additional paid-in capital                        36,793          36,643
                                            --------------  --------------
  Accumulated deficit                               (6,380)         (6,776)
                                            --------------  --------------
  Treasury stock                                    (2,734)         (2,734)
                                            --------------  --------------
  Accumulated other comprehensive loss              (7,019)         (7,116)
                                            --------------  --------------

                                            --------------  --------------
    Total stockholders' equity                      20,733          20,090
                                            --------------  --------------
    Total liabilities and stockholders'
     equity                                 $       36,977  $       36,384
                                            --------------  --------------

                                            --------------  --------------

Contact:
Mike Rusk
Financial Controller
Telephone: (503) 684-8600